Exhibit 10.18

MEDIABIN, INC.
AMENDMENT TO LOANS AGREEMENT

         This Amendment to Loans Agreement (the “Amendment Agreement”) is entered into as of the 30th day of September, 2002, by and among MediaBin, Inc., a Georgia corporation (the “Company”), Venturos AS, a Norwegian corporation (“Venturos”), Glastad Holding, Ltd., a Cayman Islands corporation (“Glastad”) and Gezina AS, a Norwegian corporation (“Gezina” and collectively with Venturos and Glastad, the “Lenders”).

         WHEREAS, in 2000, 2001 and 2002 the officers of the Company have previously executed, on behalf of the Company, certain secured and unsecured convertible promissory notes (the “Notes”) by and between the Company and Venturos, by and between the Company and Glastad and by and between the Company and Gezina; and

         WHEREAS, in connection with the issuance of each Note, the Company and the respective Lender entered into a Loan Agreement (the “Loan Agreements”); and

         WHEREAS, the Notes and Loan Agreements by and between the Company and Venturos (the “Venturos Notes”) are listed on Exhibit A, the Notes and Loan Agreements between the Company and Glastad (the “Glastad Notes”) are listed on Exhibit B and the Notes and Loan Agreements between the Company and Gezina are listed on Exhibit C; and

         WHEREAS, the Company and the Lenders agree that it would be in the best interests of the Company, the Company’s shareholders, and each of the Lenders if each Loan Agreement was amended to make the principal and interest of each Note convert into shares of common stock of the Company (“Common Stock”) on September 30, 2002 using a conversion price of $.20 per share of Common Stock.

         NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Amendment Agreement, as well as for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Company and each Lender, the parties to this Agreement mutually agree as follows:

         1.       The following provision shall be added to each Loan Agreement: “Notwithstanding any other provision of this Agreement, on September 30, 2002, the outstanding principal and accrued interest on the Note (the “Loan Amount”) shall automatically convert (the “Conversion”) into a number of shares of Company Common Stock equal to the Loan Amount divided by $.20 (rounded to the nearest whole share). Immediately effective upon such conversion, this Agreement shall terminate and the Note shall be fully satisfied. Within five (5) business days after the Conversion, Lender will deliver the original Note to Company for cancellation.”

         2.       This Amendment Agreement shall be effective with respect to all Loan Agreements when been executed by all parties, but shall not effective with respect to any Loan Agreement until executed by all parties.

         3.       No further amendments shall be deemed to have made to the Loan Agreements by virtue of this Amendment Agreement; provided, however, that

IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the date first above written.

MediaBin, Inc.
By:	/s/ DAVID MORAN

Its:	President

Venturos AS
By:	TERJE MIKALSEN

Its:	President & CEO

Glastad Holding, Ltd.
By:	/s/ ARILD NILSEN

Its:

Gezina AS
By:	/s/ ERIK ENGEBRETSEN

Its:

EXHIBIT A

Loan Agreement between MediaBin, Inc. and Venturos Holding AS for $1,000,000 dated March 23, 2000

Term Promissory Note between MediaBin, Inc. and Venturos Holding AS for $1,000,000 dated March 23, 2000

Loan Agreement between MediaBin, Inc. and Venturos Holding AS for $750,000 dated October 11, 2000

Term Promissory Note between MediaBin, Inc. and Venturos Holding AS for $750,000 dated October 11, 2000

Loan Agreement between MediaBin, Inc. and Venturos Holding AS for $2,500,000 dated December 28, 2000

Term Promissory Note between MediaBin, Inc. and Venturos Holding AS for $2,500,000 dated December 28, 2000

Loan Agreement between MediaBin, Inc. and Venturos Holding AS for $500,000 dated April 4, 2001

Term Promissory Note between MediaBin, Inc. and Venturos Holding AS for $500,000 dated April 4, 2001

Loan Agreement between MediaBin, Inc. and Venturos Holding AS for $2,000,000 dated June 21, 2001

Term Promissory Note between MediaBin, Inc. and Venturos Holding AS for $2,000,000 dated June 21, 2001

Loan Agreement between MediaBin, Inc. and Venturos AS for $2,152,305 dated July 1, 2002

Term Promissory Note between MediaBin, Inc. and Venturos AS for $2,152,305 dated July 1, 2002

Loan Agreement between MediaBin, Inc. and Venturos AS for $510,000 dated September 30, 2002

Term Promissory Note between MediaBin, Inc. and Venturos AS for $190,000 dated July 10, 2002

Term Promissory Note between MediaBin, Inc. and Venturos AS for $75,000 dated July 30, 2002

Term Promissory Note between MediaBin, Inc. and Venturos AS for $151,000 dated August 15, 2002

Term Promissory Note between MediaBin, Inc. and Venturos AS for $94,000 dated September 4, 2002

EXHIBIT B

Loan Agreement between MediaBin, Inc. and Glastad Capital AS for $1,000,000 dated March 23, 2000

Term Promissory Note between MediaBin, Inc. and Glastad Capital AS for $1,000,000 dated March 23, 2000

Loan Agreement between MediaBin, Inc. and Glastad Capital AS for $750,000 dated October 11, 2000

Term Promissory Note between MediaBin, Inc. and Glastad Capital AS for $750,000 dated October 11, 2000

Loan Agreement between MediaBin, Inc. and Glastad Capital AS for $750,000 dated June 21, 2001

Term Promissory Note between MediaBin, Inc. and Glastad Capital AS for $750,000 dated June 21, 2001

Loan Agreement between MediaBin, Inc. and Glastad Holding, Ltd for $656,082 dated July 1, 2002

Term Note between MediaBin, Inc. and Glastad Holding, Ltd for $656,082 dated July 1, 2002

Loan Agreement between MediaBin, Inc. and Glastad Holding, Ltd for $185,000 dated September 30, 2002

Term promissory Note between MediaBin, Inc. and Glastad Holding, Ltd for $65,000 dated July 10, 2002

Term promissory Note between MediaBin, Inc. and Glastad Holding, Ltd for $30,000 dated July 30, 2002

Term promissory Note between MediaBin, Inc. and Glastad Holding, Ltd for $60,000 dated August 14, 2002

Term promissory Note between MediaBin, Inc. and Glastad Holding, Ltd for $30,000 dated August 29, 2002

EXHIBIT C

Loan Agreement between MediaBin, Inc. and Gezina AS for $580,539 dated July 1, 2002

Term Promissory Note between MediaBin, Inc. and Gezina AS for $580,539 dated July 1, 2002

Loan Agreement between MediaBin, Inc. and Gezina AS for $125,000 dated September 30, 2002

Term Promissory Note between MediaBin, Inc. and Gezina AS for $45,000 dated July 16, 2002

Term Promissory Note between MediaBin, Inc. and Gezina AS for $56,000 dated August 13, 2002

Term Promissory Note between MediaBin, Inc. and Gezina AS for $24,000 dated August 29, 2002